Exhibit 99.1

                            STOCK PURCHASE AGREEMENT

                                 by and between

                          ROSEHILL INVESTMENTS LIMITED,

                         GARY CELLA, JONATHAN B. REISMAN

                                       and

                         NEW ENGLAND ACQUISITIONS, INC.


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                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this "Agreement") is entered into this 16th day of December 2003, by and between ROSEHILL INVESTMENTS LIMITED, a Seychelles corporation ("Rosehill"), GARY CELLA, 5 Ridge road, Cos Cob, CT 06807 ("Cella"), Jonathan B. Reisman, 6975 NW 62nd Terrace, Parkland, FL 33067 ("Reisman") and NEW ENGLAND ACQUISITIONS, INC., a Florida corporation ("NEAI").

                              W I T N E S S E T H:

      WHEREAS, Rosehill proposes to establish and cultivate a leading South African-oriented New World premium wine venture through developing an extensive European distribution network to provide a route-to-market for premium South African-sourced New World wines (the "Wine Venture"); and

      WHEREAS, Rosehill desires to purchase 11,937,200 shares of NEAI's capital stock $.00001 par value which, upon issuance or transfer, as the case may be, shall then be equal to approximately 95% of NEAI's outstanding capital stock and Cella, Reisman and NEAI ("collectively, the Sellers") desire to sell to Rosehill such numbers of shares of NEAI's capital stock as set forth in Exhibit 1.1 hereto for the consideration and on the terms and conditions herein set forth; and

      WHEREAS, On the date of the Closing (as defined below) the Wine Venture will be conducted through and become the property of a wholly owned subsidiary of NEAI to be formed immediately after the Closing Date (the "NEAI Subsidiary"); and

      WHEREAS, NEAI desires to satisfy all of its liabilities existing immediately prior to the Closing (as defined below);

      WHEREAS, NEAI desires to distribute all assets owned by it immediately prior to the Closing (as defined below) to its shareholders of record immediately prior to such Closing;

      NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto covenant and agree as follows:

                                    ARTICLE 1

                               PLAN OF ACQUISITION

1.1 Shares to be Purchased. On the terms and subject to the conditions set forth herein, effective on the date of the Closing (as defined below) the Sellers shall sell, assign, convey and deliver to Rosehill and Rosehill such shall purchase and acquire from the Sellers an aggregate of 11,937,200 shares of NEAI's capital stock $.00001 par value (the "Rosehill Shares") from the parties in the amounts set forth in Exhibit 1.1 hereof.


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1.2 Consideration. In full consideration of the sale of the Rosehill Shares and the satisfaction by NEAI of all of its liabilities existing immediately prior to the Closing (as defined below), Rosehill shall (a) pay $310,000 (the "Cash Purchase Price") and (b) transfer and assign to the NEAI Subsidiary all right, title and interest to the Wine Venture as more particularly set forth in Exhibit
1.2 hereto (the "Venture Rights").

1.3 Effective Date and Closing. The Effective Date of this Agreement shall be the date this Agreement is executed by each of the parties. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place as of the close of business, New York City time, at the offices of Rubin, Bailin & Ortoli LLP, 405 Park Avenue New York, New York 10022 on the Effective Date.

1.4 Execution and Delivery of Closing Documents. At the Closing, the Sellers will deliver to Rosehill (a) certificates representing the Rosehill Shares duly endorsed in blank, (b) signed resignations of each of NEAI's officers and directors and Rosehill will (x) remit the Cash Purchase Price in accordance with wire transfer instructions furnished by NEAI and (y) execute any and all documents necessary to transfer and assign the Venture Rights to the NEAI Subsidiary. To the extent not theretofore delivered to Rosehill, at the Closing, NEAI will deliver all books, records (including minutes, stock transfer records; tax returns; accounting records and books of account; NEAI; documents prepared or executed in connection with the termination of any agreements between NEAI or any of its subsidiaries and any third party; correspondence to or from NEAI's auditors; documents prepared, executed or filed in connection with the issuance of any shares of stock of NEAI from the date of inception to Rubin, Bailin & Ortoli LLP with instructions to deliver such documents to the duly elected successor to Cella as the Chief Executive Officer of NEAI. At the Closing, each party also will execute and deliver such other appropriate and customary documents as any other party reasonably may request for the purpose of consummating the transactions contemplated by this Agreement. All actions taken at the Closing will be deemed to have been taken simultaneously at the time the last of any such actions is taken or completed.

                                    ARTICLE 2

                     REPRESENTATIONS AND WARRANTIES OF NEAI

Cella, Reisman and NEAI, jointly and severally, hereby represent and warrant to Rosehill as follows:

2.1 Organization and Good Standing of NEAI. NEAI is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

2.2 Power and Authority. NEAI has the corporate power and authority to own its wholly owned subsidiaries.

2.3 Authorization and Validity. NEAI has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents executed or required to be executed by it in connection with this Agreement. This Agreement and the


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      other documents executed or required to be executed by NEAI in connection with this Agreement have been duly authorized by all necessary corporate action. Cella and Reisman have the power and authority to execute this Agreement on their respective individual behalves.

2.4 Binding Effect. This Agreement and the other documents executed or required to be executed by the Sellers in connection with this Agreement have been or will have been duly executed and delivered by each of them and are or will be, when executed and delivered, the legal, valid and binding obligations of them enforceable against them in accordance with their terms except to the extent that:

      (a) enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

      (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

      (c) rights to indemnification may be limited by considerations of public policy.

2.5 No Violation. Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:

      (a) result in a violation or breach of (i) the Articles of Incorporation or by-laws of NEAI; or (ii) any material agreement under which any of the Sellers is bound or to which any of their assets or rights are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets or rights or the Rosehill Shares, or

      (b) violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency.

            NEAI has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities any required statements, applications, notices and reports.

2.6 Permits and Licenses; Compliance. NEAI possesses any required governmental licenses, franchises, permits, approvals, authorizations, and rights, whether federal, state, local or foreign. NEAI is in compliance with any such governmental licenses, franchises, permits, approvals, authorizations, or rights, and all federal, state or local laws or regulations now applicable or reasonably expected to be applicable to it.

2.7 Assets. Upon Closing, NEAI shall have no assets, including, but not limed to, securities issued by any subsidiary and no liabilities, except for those disclosed to Rosehill in Exhibit 2.20 to this Agreement.


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2.8   Consents. Other than with respect to filings required to be made with the
      Securities and Exchange Commission (the "SEC") in connection with this Agreement and the transactions contemplated thereby, no authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of NEAI.

2.9 Financial Statements. The financial statements of NEAI set forth in its Quarterly Report on Form 10-QSB as filed with the Securities and Exchange Commission for the quarterly period ended September 30, 2003 present fairly in all material respects the consolidated financial position of NEAI as of September 30, 2003 and the consolidated results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles consistently applied.

2.10  Absence of Certain Changes. Since September 30, 2003, NEAI has not:

      (a)   suffered any material adverse change in its assets;

      (b) mortgaged, pledged or subjected to any lien, lease, security interest or other charge or encumbrance any of its assets;

      (c) suffered any damage or destruction to or loss (whether or not covered by insurance) that could reasonably be expected to or does materially and adversely affect NEAI's business;

      (d) written up or written down the carrying value of any of its assets in any material amounts;

      (e)   waived any material rights or forgiven any material claims; or

      (f) except as otherwise expressly set forth in this Agreement, entered into any commitment or transaction or experienced any event that is material to this Agreement or to any of the other documents executed or to be executed pursuant to this Agreement or to the transactions described herein or therein, or that could reasonably be expected to have, or has had, a material adverse effect on its assets or rights.

2.11 Litigation. No legal or administrative or other adversary proceeding or investigation is currently pending against NEAI and, to the best knowledge of NEAI, none is threatened or contemplated by any governmental agency or other third party. None of the Sellers is subject to any continuing court or administrative order, writ, injunction or decree applicable specifically to it or which would affect the rights of Rosehill hereunder.


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2.12  Capitalization. Upon the purchase of the Rosehill Shares by Rosehill, the
      Rosehill Shares will represent 95% of the outstanding capital stock of NEAI. Other than Rosehill, no person has, or at the Closing will have, the right to acquire any equity security of NEAI.

2.13 SEC Reports. NEAI has filed all reports required to be filed by it with the SEC pursuant to Section 13 of the Securities Exchange Act of 1934 (the "SEC Reports"). None of the SEC Reports at the time of filing contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading except to the extent that such facts or statements may have been corrected in an SEC Report subsequently filed by NEAI. The financial statements included in the SEC Reports are complete and correct in all material respects, present fairly the financial condition and results of operations of NEAI as at the dates of such statements and have been prepared in accordance with generally accepted accounting principles.

2.14 NEAI's Subsidiaries. Prior to the Closing NEAI shall have delivered the certificates representing the entire equity interests of CJC Enterprises of New York, Inc. and International Products, Inc. to its president to be held for the benefit of the holders of record of NEAI's capital stock as of the close of business on the business day immediately preceding the day of the Closing. Such distribution shall serve to divest NEAI from any right, title or interest in any subsidiary.

2.15 NEAI'S Employees. Other than The New England Acquisitions, Inc. 2003 Incentive Equity Plan (the "Plan"), NEAI has no employee benefit or similar plans.. A copy of the Plan is included as an exhibit to NEAI's Current Report on from 8-K dated May 19,2003. Such Current Report describes all awards heretofore made under the Plan. There are no outstanding options granted under the Plan. NEAI has no employment agreements, labor or collective bargaining agreements or employee benefit or welfare plans. All vacation pay, if any, due to employees of NEAI has been fully paid by NEAI. No employees of NEAI are entitled to any sick pay or days. NEAI has no retirement plans. There are no pending or, to the knowledge of NEAI, threatened strikes, job actions or other labor disputes affecting NEAI or its employees and there never have been any such disputes. There are no employees or independent contractors of NEAI employed in connection with any business of NEAI other than its wholly owned subsidiaries.

2.16 Tax Returns. NEAI has correctly prepared and timely filed all Federal, state and local tax returns, estimates and reports, and paid all such taxes as and when due other than penalties to the state of Florida as set forth in Exhibit 2.19 hereto. For purposes of this paragraph, taxes shall mean all taxes, charges, fees, levies or other assessments of any kind whatsoever (including, without limitation, income, franchise, sales, use and withholding taxes). If any such returns are presently due, at closing the Sellers shall use the proceeds of the purchase to pay off and satisfy any tax liabilities which are then due and payable and provide Rosehill with evidence thereof in form satisfactory to Rosehill and its counsel within 30 days.

2.17 Beneficial Ownership. Cella and Reisman are the beneficial owners of the Shares being sold by them hereunder.


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2.18  Books and Records. The books of account and records of NEAI have been maintained in accordance with good business practice and reflect fairly all properties, assets, liabilities and transactions of NEAI.

2.19 Liabilities. Other than those referred to in Exhibit 2.19 hereto, NEAI has no material liabilities or obligations of any kind (whether accrued, absolute, direct, indirect, contingent or otherwise) which are not fully disclosed, accrued or reserved against in NEAI's financial statements. NEAI has no bad debts as of the date of this Agreement. The Cash Purchase Price will be utilized to satisfy all of the liabilities of NEAI prior to any disbursement of all or any portion thereof for any other purpose. NEAI understands and acknowledges that upon the satisfaction of all of its liabilities (whether accrued, absolute, direct, indirect, contingent or otherwise), NEAI shall not be entitled to all or any portion of the Cash Purchase Price and hereby expressly waives any claim thereto.

2.20 Conduct of Business. Other than as set forth in the SEC Reports, since the last day of NEAI's last fiscal year, NEAI has conducted its business only in the ordinary and usual course and has not experienced any material adverse changes in its business or the financial condition of NEAI.

                                    ARTICLE 3

                   REPRESENTATIONS AND WARRANTIES OF ROSEHILL

Rosehill represents and warrants to each of the Sellers as follows:

3.1 Organization and Good Standing. Rosehill is a corporation duly organized, validly existing and in good standing under the laws of the Seychelles.

3.2 Power and Authority. Rosehill has the corporate power and authority to own, lease and operate its respective properties and assets and to carry on its respective business as currently being conducted.

3.3 Authority and Validity. Rosehill has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other documents executed or required to be executed by it in connection with this Agreement, and this Agreement and the other documents executed or required to be executed by Rosehill in connection with this Agreement have been duly authorized by all necessary corporate action.

3.4 Binding Effect. This Agreement and the other documents executed or required to be executed by Rosehill in connection with this Agreement have been duly authorized, executed and delivered by Rosehill and are or will be, when executed and delivered, the legal, valid and binding obligations of Rosehill enforceable against it in accordance with their terms except to the extent that:


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      (a)   enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights;

      (b) the availability of equitable remedies may be limited by equitable principles of general applicability; and

      (c) rights to indemnification may be limited by considerations of public policy.

3.5 No Violation. Neither the execution and performance of this Agreement or the agreements described herein nor the consummation of the transactions described herein or therein will:

      (a) result in a violation or breach of (i) the articles of incorporation or by-laws or other organizational documents of Rosehill or (ii) any material agreement or other material instrument under which Rosehill is bound or to which any of the assets of Rosehill are subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets or properties of Rosehill; or

      (b) violate, in any material respect, any applicable law or regulation or any judgment or order of any court or governmental agency. Rosehill has complied in all material respects with all applicable laws, regulations and licensing requirements, and has filed with the proper authorities any necessary statements, applications, notices, reports and any other filings with respect to Rosehill's business.

3.6 Consents. No authorization, consent, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or the agreements or transactions contemplated hereby on the part of Rosehill.

3.7 Business Plan. Except as otherwise set forth in Exhibit 3.7 hereto, the business plan described on the website http://www.atlanticwineagencies.com is the business plan which Rosehill anticipates will be followed by NEAI in connection with the Wine Venture (the "Business Plan").

3.8 Financing. Rosehill reasonably believes that within six months subsequent to the Closing NEAI will obtain financing in the minimum amount of $1,500,000 or acquire assets having a fair value of at least that amount which will be used to implement the Business Plan.

3.9 Documentation. None of the documentation furnished by or on behalf of Rosehill to NEAI in connection with this Agreement and the transactions contemplated hereby contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.


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3.10  Investment Representations.

      (a) The Rosehill Shares will be acquired by Rosehill for its own account and not with a view to or for sale or other disposition in connection with any transaction or series of transactions that will not be exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act") and any applicable state securities laws.

      (b) Rosehill, through its management, has such knowledge, experience and skill in financial and business matters in order for it to evaluate the merits and risks of the investment in Rosehill Shares and the suitability of the Rosehill Shares as an investment and can bear the economic risk of an investment therein for an indefinite period of time.

      (c) Rosehill hereby acknowledges that no representations have been made or can be made with respect to the future value, if any, of the Rosehill Shares or the profitability or success of the business of Rosehill.

      (d) Rosehill understands that the Rosehill Shares will not have been registered under the Securities Act or any applicable state securities laws, that the Rosehill Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Rosehill Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. Rosehill is aware that NEAI will issue "stop transfer" instructions to Florida Atlantic Stock Transfer, Inc., 7130 Nob Hill Road, Tamarac, FL 33321, NEAI's transfer agent for the Rosehill Shares in connection with the Rosehill Shares to the extent customary for securities which are "restricted securities.

      (e) Rosehill understands that NEAI is the only person that can register the Rosehill Shares under the Securities Act and NEAI has no obligation or present intension to do so.

      (f) Rosehill consents to the placement of a legend on the certificate evidencing the Rosehill Shares stating that they have not been registered under the Securities Act or under any other applicable securities laws, setting forth or referring to the restrictions on transferability and sale thereof and including placement of any additional language as may be required by applicable state securities laws.

      (g) Rosehill has downloaded, printed and had the opportunity to carefully review all of NEAI's filings made with the SEC.


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      (h)   There have never been any oral or written contracts, understandings, agreements or arrangements pursuant to which the Rosehill may at any date sell or otherwise dispose of the Rosehill Shares or cause the title in the Rosehill Shares to vest in any other person or entity.

      (i) There have never been any oral or written contracts, understandings, agreements or arrangements between Rosehill and any other person or entity by which any such person or entity will benefit in such manner as to be deemed equivalent to an owner of any of the Rosehill Shares, including, but not limited to, the application of income or proceeds received from a sale thereof

      (j) Neither Rosehill nor any of its beneficial owners has been publicly solicited by NEAI or any person acting on its behalf in connection with the purchase of the Rosehill Shares

      (k) Neither Rosehill any person acting on its behalf nor any of its beneficial owners has publicly solicited any person in connection with the offer and sale of securities by Rosehill Shares.

                                    ARTICLE 4

                         COVENANTS OF NEAI AND ROSEHILL

4.1 Filing of SEC Reports. Subsequent to the Closing, NEAI shall timely file all reports required to be filed with the SEC as well as any other reports required to maintain NEAI's registration statement on From S-8 current. Such reports shall include, but not be limited to a Current Report on Form 8-K to be filed with the SEC within one business day subsequent to the Closing which shall disclose the consummation of this Agreement and the transactions contemplated hereby.

4.2 Financing. Subsequent to the Closing, Rosehill and NEAI will use their best efforts to obtain financing for NEAI in the minimum amount of $1,500,000 or acquire assets having a fair value of at least that amount which will be used to implement the Business Plan.

4.3 Rescission. Prior to the termination of the Rescission Period, as defined below, (a) all operations of NEAI will be conducted through one or more wholly owned subsidiaries of NEAI, (b) NEAI will not guarantee or otherwise be obligated to pay any amounts arising from such operations or indebtedness incurred by such subsidiaries, and (c) NEAI will not incur any liabilities or obligations other than reasonable and necessary professional fees.


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                                    ARTICLE 5

                              CONDITIONS TO CLOSING

5.1 Conditions to Obligations of the Sellers. The obligations of the Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing of each of the following conditions in all material respects:

      (a) Representations, Warranties and Covenants. The representations and warranties of Rosehill contained in this Agreement shall have been true and correct as of the date they were made or deemed to have been made and shall be true and correct as of the Closing Date, with the same force and effect as if made as of the Closing Date, except for such changes as are expressly permitted or contemplated by this Agreement, and other than such representations and warranties as are made as of another date.

      (b) No Proceeding or Litigation. No legal or regulatory action shall have been commenced or threatened by or before any court or any federal, state or local governmental authority (collectively, "Governmental Authority") against NEAI, either of the Sellers or Rosehill seeking to restrain or adversely alter the transactions contemplated by this Agreement or which is likely to render it impossible or unlawful to consummate such transactions or which could reasonably be expected to have a material adverse effect on the condition of Rosehill (financial or otherwise) or on its respective assets, properties or prospects.

5.2 Conditions to Obligations of Rosehill. The obligations of Rosehill to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions in all material respects:

      (a) Representations, Warranties and Covenants. The representations and warranties of the Sellers contained in this Agreement shall have been true and correct as of the date as of which they were made or deemed to have been made and shall be true and correct as of the Closing Date, with the same force and effect as if made as of the Closing Date except for such changes as are expressly permitted or contemplated by this Agreement and other than such representations and warranties as are made as of another date.

      (b) No Proceeding or Litigation. No legal or regulatory action shall have been commenced or threatened by or before any Governmental Authority against NEAI, either of the Sellers or Rosehill seeking to restrain or adversely alter the transactions contemplated hereby or which is likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement or which could have a material adverse effect on the Assets or rights.

      (c) Legal Opinion. Rosehill shall have received an opinion from counsel to NEAI in substantially the form set forth in Exhibit 5.2(c) hereto


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                                    ARTICLE 6

                                 INDEMNIFICATION

6.1   Indemnification of the Sellers.

      (a) Subject to the terms and conditions of this Article, Rosehill hereby agrees to indemnify, defend and hold each of NEAI and its officers, directors, agents, attorneys and affiliates and each of the Sellers, their past and present heirs, executors, and assigns harmless from and against all losses, obligations, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (collectively, "Damages") asserted against or incurred by NEAI, the Sellers or such identified persons by reason of or resulting from
            (i) a representation or warranty made by Rosehill herein being incorrect or untrue, (ii) a breach by Rosehill of any covenant contained herein or in any of the agreements executed pursuant hereto or (iii) a breach by NEAI of any covenant contained herein to be performed after the Closing.

      (b) The Sellers agree to cooperate with Rosehill in the event of any settlement negotiated by Rosehill with regard to the indemnification provided herein.

6.2   Indemnification of Rosehill.

      (a) Subject to the terms and conditions of this Article, the Sellers hereby agree to indemnify, defend and hold Rosehill and its officers, directors, agents, attorneys and affiliates harmless from and against all Damages asserted against or incurred by Rosehill or such indemnified persons by reason of or resulting from a representation or warranty made by NEAI or the Sellers herein being incorrect or untrue.

      (b) Rosehill agrees to cooperate with the Sellers in the event of any settlement negotiated by any of the Sellers with regard to the indemnification provided herein.

      (c) Assertion and Resolution of Indemnification Claim Any permitted indemnitee under Sections 6.1 and 6.2 hereof (an "Indemnified Party") shall give notice to the person responsible for indemnification (an "Indemnifying Party") of any claim as to which indemnification may be sought as soon as possible after the Indemnified Party has actual knowledge thereof and the amount thereof, if known. The Indemnified Party shall supply to the Indemnifying Party any other information in the possession of the Indemnified Party regarding such claim, and will permit the Indemnifying Party (at its expense) to assume the defense of any third party claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party, and provided further that the failure by the Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its indemnification obligations hereunder except to the extent that the Indemnifying Party is damaged as


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            a result of the failure to give notice. If the Indemnifying Party has assumed the defense of a third party claim, the Indemnifying Party shall not be entitled to settle such third party claim without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, provided that such consent shall not be required if such settlement involves only the payment of money and the claimant provides to the Indemnified Party, in form and substance reasonably satisfactory to such Indemnified Party, a release from all liability in respect of such third party claim. The Indemnified Party shall have the right at all times to participate in the defense, settlement, negotiations or litigation relating to any third party claim or demand at its own expense. If the Indemnifying Party does not assume the defense of any matter as above provided, then the Indemnified Party shall have the right to defend any such third party claim or demand, and will be entitled to settle any such claim or demand in its discretion for the account or benefit of the Indemnified Party. In any event, the Indemnified Party will cooperate in the defense of any such action at the expense of the Indemnifying Party and the records of each party shall be available to the other with respect to such defense.

6.3 Indemnification of Negligence of Indemnitee. The indemnification provided in this Article shall be applicable whether or not negligence of the Indemnified Party is alleged or proven.

                                   ARTICLE 7

                                  TERMINATION

7.1 Termination by the Sellers. Any of the Sellers shall have the right to terminate this Agreement if the conditions in Section 5.1 have not been satisfied or waived by NEAI on or before December 12, 2003.

7.2 Termination by Rosehill. Rosehill shall have the right to terminate this Agreement if the conditions in Section 5.2 hereof have not been satisfied or waived by Rosehill on or before December 12, 2003.

7.3 Termination by Agreement of the Sellers and Rosehill. The Sellers and Rosehill may terminate this Agreement at any time by their mutual written consent.

7.4 Damages. If this Agreement is terminated pursuant to Article, the parties shall retain any rights they may have against each other for any breach of any of the terms and conditions of this Agreement.

                                    ARTICLE 8

                                   RESCISSION

8.1 Right to Rescind. In the event that NEAI does not obtain financing of at least $1,500,000 or acquire assets having a fair value of at least that amount (collectively, the "Financing Event") to be used to implement the Business Plan within six months of the Closing (the "Rescission Period"), Cella and Reisman (the "Majority Holders") shall have the right to rescind his purchase of the Rosehill Shares as set forth herein. The amount to be paid to Rosehill (or its designee) upon such rescission shall be $232,500 less the amount of any liabilities or obligations of any kind of NEAI (whether accrued, absolute, direct, indirect, contingent or otherwise) ("the NEAI Liabilities") at the time of such rescission. At the time of such rescission, any assets of NEAI shall be transferred to Rosehill. Notwithstanding anythiong herein to the contrary, in the event that the Financing Event occurs during the Recission Period, the right of the Majority Holders to rescind pursuant to this Section 8.1 shall thereupon terminate and be of no force and effect.

8.2 Procedure for Rescission. In the event that the Majority Holders are entitled to rescind pursuant to the provisions of this Article and desire to do so, they must give notice to that effect to Rosehill not later than twenty days subsequent to the end of the Rescission Period (the "Rescission Notice"). The Rescission Notice must also state the time, during normal business hours, at a designated location in New York City, New York that NEAI shall deliver to the Majority Holders the Rosehill Shares duly endorsed in blank for transfer or any securities into which such securities may have become converted and all securities and any other property distributed in connection therewith.

8.3 Inspection of Books and Records and Officers' Certificates. Upon the giving of the Recession Notice, the Majority Holders and their designees shall have the right to inspect and make copies of the books and records of NEAI solely to determine the amount and nature of the NEAI Liabilities. NEAI hereby agrees to assist the Majority Holders in making such determination and to provide to the Majority Holders certificates of its officer certifying the amount of the NEAI Liabilities.

                                    ARTICLE 9

                                  MISCELLANEOUS

9.1 Survival of Representations and Warranties. The representations and warranties contained herein shall survive the Closing.

9.2 Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

9.3 Entire Agreement. This Agreement and the schedules and exhibits hereto contain the complete agreement among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect to such transactions. 9.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one original.

9.5 Notices. All notices, demands, requests, or other communications that may be or are required to be given, served or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be addressed as follows:

            If to NEAI:

            New England Acquisitions, Inc.
            5 Ridge Road
            Cos Cob, CT 06807
            Fax: 203-622-1848
            Email: cdpgc@optonline.net

            If to Rosehill:

            Rosehill Investments Limited
            c/o William S. Rosenstadt, Esq.
            Rubin, Bailin & Ortoli LLP
            405 Park Avenue
            New York, New York 10022
            Fax: 212-826-9307
            Email: wrosenstadt@rbolaw.com

            If to Cella:

            Gary Cella.
            5 Ridge Road
            Cos Cob, CT 06807
            Fax: 203-622-1848
            Email: cdpgc@optonline.net

            If to Reisman:

            Jonathan B. Reisman
            6975 NW 62nd Terrace
            Parkland, FL 33067
            Fax: 928-569-8195
            Email: jbrrapa@cs.com

Any party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee, with the return receipt, the delivery receipt, the affidavit of messenger, or (with respect to a telecopy or other electronic transmission) the confirmation of receipt being deemed conclusive evidence of such delivery, or at such time as delivery is refused by the addressee upon presentation.

9.6 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, the provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

9.7 Successors and Assigns. This Agreement and the rights, interests and obligations hereunder shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.8 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of New York and exclusive venue shall lie in the state and federal courts in the State of New York.

9.9 Amendment, Waiver and Other Action. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties against which enforcement of the amendment, modification or supplement is sought.

9.10 Legal Representation. The parties to this Agreement acknowledge that they have been advised that they should seek and have had the opportunity to seek counsel to review this Agreement and to obtain the advice of such counsel relating thereto.

9.11 Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto without the written consent of the other parties.

9.12 Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

9.13 Number and Gender. Whenever the context requires, references in this Agreement to the singular number shall include the plural; the plural number shall include the singular; and words denoting gender shall include the masculine, feminine, and neuter.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth above.

NEW ENGLAND ACQUISITIONS, INC.          ROSEHILL INVESTMENTS LIMITED


By:  /s/ Gary Cella                     By:  /s/ Philip T. Powers
-----------------------------------     ----------------------------------------
Its: President                          Its: Its Attorney-in-Fact

GARY CELLA

/s/ Gary Cella
-----------------------------------


JONATHAN B. REISMAN

/s/ Jonathan B. Reisman
-----------------------------------

                                   EXHIBIT 1.1

----------------------------------------------------------------------------
NAME                                                             NUMBER OF
                                                                 SHARES TO
                                                                 BE SOLD
----------------------------------------------------------------------------
Gary Cella                                                        1,323,100
----------------------------------------------------------------------------
Jonathan B. Reisman                                               1,379,600
----------------------------------------------------------------------------
New England Acquisitions, Inc.                                    9,234,520
----------------------------------------------------------------------------
     Total                                                       11,937,220
----------------------------------------------------------------------------

                                  EXHIBIT 2.20

                               LIABILITIES OF NEAQ

-----------------------------------------------------------------------------
                     PAYEE                                  AMOUNT
-----------------------------------------------------------------------------
Gary Cella                                                $17,817.00
-----------------------------------------------------------------------------
Reisman & Associates, P.A.                                $35,000.00*
-----------------------------------------------------------------------------
Meyler & Company, LLC                                     $ 2,050.00
-----------------------------------------------------------------------------
Yes International                                         $   508.25
-----------------------------------------------------------------------------
State of Florida                                          $   600.00
-----------------------------------------------------------------------------
Florida Atlantic Stock Transfer                           $   200.00
-----------------------------------------------------------------------------

--------
* Does not include amounts relating to transactions with Rosehill Investments Limited which have not yet been billed. Reisman & Associates, P.A. has agreed to accept payment for such unbilled amounts solely from the proceeds of the Cash Purchase Price and will not seek any payment from NEAI